UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2022

HighPeak Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39464	84-3533602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(address of principal executive offices) (zip code)

(817) 850-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HPK	The Nasdaq Stock Market LLC
Warrant	HPKEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01         Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2022, HighPeak Energy Assets, LLC, a wholly owned subsidiary of HighPeak Energy, Inc. (the “Company” and, together with HighPeak Energy Assets, LLC, the “HighPeak Parties”) entered into that certain Purchase and Sale Agreement (the “February Purchase Agreement”), dated as of February 15, 2022, with the third party private sellers set forth in the agreements filed herewith (the “Alamo Parties”) to acquire various oil and gas properties contiguous to its Flat Top operating area in Howard and Borden Counties, Texas (the “February Acquisition”). On March 25, 2022, the Company completed the February Acquisition, consisting of producing properties, undeveloped acreage, water system infrastructure and in-field fluid gathering pipelines (the “February Assets”), in exchange for a combined purchase price consisting of 6,960,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), valued at closing at $156.6 million, and $141,000 in cash, which remains subject to final post-closing settlement between the Company and the Alamo Parties.

Concurrently with the entry into the February Purchase Agreement, the HighPeak Parties entered into that certain Put/Call Agreement with the Alamo Parties, pursuant to which certain members of the Alamo Parties were granted the option to become a party to a purchase and sale agreement and accordingly sell such member’s interests in certain additional producing crude oil and natural gas properties in Borden County, Texas (the “Put/Call Agreement” and, together with the February Purchase Agreement, the “February Acquisition Agreements”).

Pursuant to, and in connection with, the February Acquisition Agreements, on June 3, 2022, the HighPeak Parties and Alamo Borden County 1, LLC (“Alamo I”) entered into a Purchase and Sale Agreement (the “June Purchase Agreement” and, together with the February Acquisition Agreements, the “Alamo Acquisition Agreements”), to acquire certain assets of Alamo I, or any affiliate of Alamo I, located in Borden County, Texas (the “June Assets” and, together with the February Assets, the “Alamo Assets”) and closed the acquisition (the “June Acquisition” and, together with the February Acquisition, the “Alamo Acquisitions”) on June 21, 2022. The consideration for this June Acquisition was 371,517 shares of the Company’s Common Stock, valued at closing at $11.2 million, which remains subject to final post-closing settlement between the Company and Alamo I.

Total consideration is based on the terms of the Alamo Acquisition Agreements, and the combined consideration paid by the Company at both closings consists of 7,331,517 shares of Common Stock with customary closing adjustments totaling $1.3 million in cash paid to the Company, subject to the post-closing settlements described above.

As it relates to the February Acquisition, the Company determined that it was not required to file the financial statements of the Alamo Parties, under Rule 3-05 of Regulation S-X (“Rule 3-05”) or pro forma financial information relating to the February Acquisition under Article 11 of Regulation S-X. However, following the closing of the June Acquisition, based on the value of the consideration as of closing, the Company determined that in accordance with Rule 3-05, the Alamo Acquisitions, when taken together as a series of related acquisitions as contemplated by Section 2015.12 of the SEC Staff’s Financial Reporting Manual (the “Manual”), constituted the acquisition of a business by the Company that is significant.

The information set forth under Item 9.01(a) and Item 9.01(b) and related exhibits in this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(a)         Financial Statements of the Business Acquired.

The unaudited historical revenues and direct operating expenses of the Alamo Assets for the three months ended March 31, 2022.

The audited historical consolidated statement of revenues and direct operating expenses of the Alamo Assets for the year ended December 31, 2021.

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(b)         Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of HighPeak Energy, Inc. as of March 31, 2022, prepared to give effect to the Alamo Acquisitions as if they had been completed on March 31, 2022, excluding the effects of the February Purchase Agreement which closed on March 25, 2022, other than an estimate of post-closing adjustments thereto, the effects of which are already included in HighPeak Energy Inc.’s unaudited historical financial statements as of March 31, 2022 included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2022, and the unaudited pro forma condensed combined statement of operations of HighPeak Energy, Inc. for the three months ended March 31, 2022 and for the year ended December 31, 2021, prepared to give effect to the Alamo Acquisitions as if they had been completed on January 1, 2021, and the notes related thereto are filed herewith as Exhibit 99.1 and incorporated by reference herein.

(d)         Exhibits.

Exhibit Number	Description of Exhibit
2.1#
Purchase and Sale Agreement, dated as of February 15, 2022, by and among HighPeak Energy, Inc., HighPeak Energy Assets, LLC, Alamo Borden County II, LLC, Alamo Borden County III, LLC and Alamo Borden County IV, LLC.

2.2#	Purchase and Sale Agreement, dated as of June 3, 2022, by and among HighPeak Energy Assets, LLC and Alamo Borden County 1, LLC.

2.3#
Put/Call Agreement, dated as of February 15, 2022, by and among HighPeak Energy, Inc. HighPeak Energy Assets, LLC, Alamo Frac Holdings, LLC, Alamo Exploration and Production, LLC, Crocket Operating LLC, Alamo Borden County II, LLC, Alamo Borden County III, LLC, Alamo Borden County IV, LLC and the other parties signatory thereto.

23.1*	Consent of Weaver and Tidwell, L.L.P., independent auditors with respect to the audit of the Alamo Assets

99.1*
The unaudited pro forma condensed combined balance sheet of HighPeak Energy, Inc. as of March 31, 2022, prepared to give effect to the Alamo Acquisitions as if they had been completed on March 31, 2022, excluding the effects of the February Purchase Agreement which closed on March 25, 2022, other than an estimate of post-closing adjustments thereto, and the unaudited pro forma condensed combined statement of operations of HighPeak Energy, Inc. for the three months ended March 31, 2022 and for the year ended December 31, 2021 prepared to give effect to the Alamo Acquisitions as if they had been completed on January 1, 2021, and the notes related thereto.

99.2*	The audited historical consolidated statement of revenues and direct operating expenses of the Alamo Assets for the year ended December 31, 2021.

99.3*	The unaudited historical revenues and direct operating expenses of the Alamo Assets for the three months ended March 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_____________
*	Filed herewith.

#
Pursuant to Regulation S-K, Item 601(b)(2), the Exhibits and Schedules to the Purchase Agreement referenced in Exhibit 2.1 above, as listed below, have not been filed. The Registrant agrees to furnish supplementally a copy of any omitted Exhibit or Schedule to the Securities and Exchange Commission (the “Commission”) upon request; provided, however, that the Registrant may request confidential treatment of omitted items.

Further, certain portions of these exhibits have been omitted and include a prominent statement on the first page that certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential as required by Item 601(b)(2)(ii) of Regulation S-K. Information that was omitted has been noted in the exhibit with a placeholder identified by the mark “[***]” and a prominent statement is included

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHPEAK ENERGY, INC.

Date: June 23, 2022
	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

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